--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

[PHOTO OMITTED]

Mario J. Gabelli, C.F.A
Portfolio Manager

Objective: Growth of capital. Current income is a secondary objective.

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks.

Inception: May 1, 1995

Net Assets at June 30, 2001: $176,506,635

Q:    How did the Fund perform for the first six months of 2001?

A: For the six months ended June 30, 2001, the Gabelli Capital Asset Fund's total return was 7.55%.(1) The S&P 500 Index(2) declined 6.69% while the Russell 2000 Index(3) rose 6.94% over the same period. Each index is an unmanaged indicator of stock market performance. For the two-year period ended June 30, 2001, the Fund's total return averaged 9.34% annually, versus an average annual decline of 4.42% for the S&P 500 Index and an average annual gain of 7.27% for the Russell 2000 Index, over the same period.

      For the five-year period ended June 30, 2001, the Fund's total return averaged 16.66% annually, versus average annual total returns of 14.48% and 9.62% for the S&P 500 and Russell 2000 Indices, respectively. Since its inception on May 1, 1995 through June 30, 2001, the Fund had a cumulative total return of 160.60%, which equates to an average annual total return of 16.79%.

      Value materially outperformed growth in the first half of 2001, as evidenced by the more value-oriented Dow Jones Industrial Average's(4) lead over the growth-oriented S&P 500 Index. Small cap stocks outperformed large caps, with the Russell 2000 Index being the only leading market index posting a positive return. Technology stocks, which led the April/early May market rally, sold off sharply in June dragging growth-oriented indices lower.

Q: What factors affected the Fund's performance for the first six months of 2001?

A: Buoyed by the takeover of several portfolio holdings (including one of our largest positions, Ralston Purina Company), strong performance from media stocks and industrial cyclicals, and in general, the better relative performance of value stocks, the Fund posted excellent returns in the first half of 2001's difficult market environment. The fact that we had virtually no exposure to information technology stocks, the market's major casualties during this reporting period, was also beneficial.

Q:    What is your outlook for the remainder of the year?

A: As evidenced by a record number of pre-announced earnings shortfalls in the second quarter, six Federal Reserve Board (Fed) interest rate cuts this year totaling 2.75% have yet to revive the sagging U.S. economy. This should not come as a surprise. It takes time for Fed rate cuts to work their magic, but the rabbit eventually emerges from the hat. The $300-$600 federal income tax refund many Americans will be receiving in August/September should provide a modest boost for the economy. Granted, higher utilities bills and expensive gasoline will soak up some of this cash. However, the tax refund should put consumers in a better mood and provide part of the underpinning for a consumer led economic recovery beginning in the fourth quarter. We also believe inventory in all but telecommunications/technology will have largely worked through the system at that point. Energy prices have abated providing further relief.

================================================================================
      "Buoyed by the takeover of several portfolio holdings...strong performance from media stocks and industrial cyclicals, and in general, the better relative performance of value stocks, the Fund posted excellent returns in the first half of 2001's difficult market environment."
================================================================================

      When will the stock market begin anticipating an economic recovery? In a sense, it already has. The April/

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is an unmanaged index of 2,000 small cap U.S. stocks that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect expenses that are deducted from the Fund's returns.
(4) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.


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early-May rally demonstrated that investors were at least temporarily willing to look past poor short-term earnings prospects and forward to better times in 2002. Unfortunately, when confronted with second quarter earnings "confessions" and warnings that profits were not likely to improve in the third quarter, investors abandoned the "long view" and once again focused on the short-term earnings negatives. We may see this pattern hold for the balance of the year, as market rallies are cut short by bad earnings news. So, we think it will be difficult for the broad market indices to make much progress this year.

      In the interim, we think our portfolio will continue to benefit from companies buying each other. The folks now in charge of the Department of Justice, Federal Trade Commission, and Federal Communications Committee are more "deal friendly," and once the accounting profession irons out the details that will free acquiring companies from writing off "goodwill" (the price they pay for a company in excess of book value) against future earnings, we should see merger and acquisition activity accelerate.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend, which we believe will develop over time.

      AT&T Corp. provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. After the restructuring, AT&T Wireless will be converted from a tracking stock to an independent asset based stock. AT&T Broadband, which includes cable, will have an initial public offering (IPO) for a tracking stock, and within 12 months of the IPO the tracking stock is expected to be converted to an asset-based stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four. Recently, Comcast Corp. submitted an unsolicited bid to acquire cable assets of AT&T for $58 billion in Comcast stock and assumed debt. AT&T management is reviewing this bid.

      Cablevision Systems Corp. is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group, began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

      Chris-Craft Industries Inc., through its 80% ownership of BHC Communications, is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon
(KPTV). BHC also owns 58% of United Television Inc., which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On July 31, 2001, News Corp. announced that it had completed its acquisition of Chris-Craft (along with BHC and United Television). According to the terms of the deal, CCN shareholders can elect to receive a package of cash, shares of News Corp. Preferred American Depository Shares (ADSs), or both.

      Liberty Media Group, run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in


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                                                                              99
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international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class
B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in August 2001.

      Ralston Purina Co., based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings, Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include Dog Chow, Cat Chow, Meow Mix, Pro Plan, and Tidy Cats. In January 2001, Nestle S.A. announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash.

      SPS Technologies Inc. is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. Under the leadership of CEO Charlie Grigg, SPS has made 18 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the fastener and component industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

      Telephone & Data Systems Inc. provides mobile and local phone services to
3.6 million customers in 35 states. TDS conducts its cellular operations through an 81%- owned United States Cellular Corp. and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which has recently been acquired by Deutsche Telecom AG, a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telecom valued at over $2.7 billion. As part of VoiceStream/Deutsche Telecom deal, TDS also received $570 million in cash.

      USA Networks Inc., through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player. USA recently announced a deal to purchase the majority of Expedia.com, a travel oriented website, from Microsoft.

      Viacom Inc. is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
---------------------------------------

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
1 Year ...............................................................    10.06%
3 Years ..............................................................    10.16%
5 Years ..............................................................    16.66%
Since Inception (5/1/95) .............................................    16.79%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------


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Gabelli Capital Asset Fund
--------------------------------

Schedule of Investments
June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 94.4%
--------------------------------------------------------------------------------
                                                                        Market
Shares                                                  Cost            Value
--------------------------------------------------------------------------------
Agriculture -- 1.0%
    140,000     Archer-Daniels-Midland Co.         $  1,778,657    $  1,820,000
--------------------------------------------------------------------------------
Automotive -- 0.5%
     13,282     General Motors Corp.                    885,755         854,697
--------------------------------------------------------------------------------
Automotive: Parts and Accessories -- 4.0%
     90,000     Dana Corp.                            2,316,651       2,100,600
     40,000     Federal-Mogul Corp.                      77,300          67,600
    100,000     GenCorp Inc.                            890,885       1,280,000
     68,000     Modine Manufacturing Co.              2,300,741       1,875,440
     40,000     Scheib (Earl) Inc.+                     278,875         108,400
     48,000     Standard Motor Products Inc.          1,057,200         638,400
     18,000     Superior Industries
                  International Inc.                    457,981         689,400
     50,000     Tenneco Automotive Inc.                 439,819         163,000
     35,000     TransPro Inc.                           224,913         133,000
                                                   ------------    ------------
                                                      8,044,365       7,055,840
--------------------------------------------------------------------------------
Aviation: Parts and Services -- 2.5%
     20,000     AAR Corp.                               275,025         342,000
     44,000     Barnes Group Inc.                     1,011,479       1,086,800
     14,000     Curtiss-Wright Corp.                    427,856         751,800
     82,500     Fairchild Corp., Cl. A+                 675,878         578,325
      7,500     Hi-Shear Industries Inc.                 21,717          23,250
     50,000     Kaman Corp., Cl. A                      652,719         885,000
     17,000     Moog Inc., Cl. A+                       446,825         662,150
                                                   ------------    ------------
                                                      3,511,499       4,329,325
--------------------------------------------------------------------------------
Broadcasting -- 6.9%
     70,000     Ackerley Group Inc.                     618,267         784,700
     10,000     BHC Communications Inc.,
                  Cl. A+                              1,422,950       1,389,900
     55,000     Chris-Craft Industries Inc.+          2,615,897       3,927,000
    100,000     Granite Broadcasting Corp.+             741,311         300,000
      8,000     Gray Communications
                  Systems Inc.                          136,446         152,320
     94,500     Gray Communications
                  Systems Inc., Cl. B                 1,253,450       1,426,950
     10,000     Hearst-Argyle Television Inc.+          226,203         200,000
     40,000     Liberty Corp.                         1,935,531       1,600,000
     19,000     United Television Inc.                1,676,374       2,394,000
                                                   ------------    ------------
                                                     10,626,429      12,174,870
--------------------------------------------------------------------------------
Building and Construction -- 1.8%
     33,000     Newport News Shipbuilding
                  Inc.                                2,130,715       2,021,250
     38,000     Nortek Inc.+                            944,030       1,186,360
                                                   ------------    ------------
                                                      3,074,745       3,207,610
--------------------------------------------------------------------------------
Business Services -- 1.0%
     75,000     Cendant Corp.+                          958,188       1,462,500
     45,000     Nashua Corp.+                           428,191         312,750
                                                   ------------    ------------
                                                      1,386,379       1,775,250
--------------------------------------------------------------------------------
Cable -- 2.2%
     36,000     Cablevision Systems Corp.,
                  Cl. A+                                999,915       2,106,000
     45,000     NTL Inc.+                             1,083,190         542,250
     15,000     Rainbow Media Group+                    111,031         387,000
    100,000     UnitedGlobalCom Inc., Cl. A+          1,727,016         865,000
                                                   ------------    ------------
                                                      3,921,152       3,900,250
--------------------------------------------------------------------------------
Communications Equipment -- 0.2%
     20,000     Corning Inc.                            330,976         334,200
      5,000     Nortel Networks Corp.                    45,250          45,450
                                                   ------------    ------------
                                                        376,226         379,650
--------------------------------------------------------------------------------
Computer Software and Services -- 0.0%
      1,000     Global Sources Ltd.+                     10,000           6,540
--------------------------------------------------------------------------------
Consumer Products -- 5.6%
    120,000     Carter-Wallace Inc.                   2,105,564       2,322,000
     50,000     Gallaher Group plc, ADR               1,110,924       1,245,000
     12,000     Gillette Co.                            354,500         347,880
     35,000     National Presto Industries Inc.       1,252,147       1,039,500
     30,000     Procter & Gamble Co.                  2,046,854       1,914,000
    100,000     Ralston Purina Co.                    3,139,152       3,002,000
      3,600     Wolverine World Wide Inc.                51,480          64,332
                                                   ------------    ------------
                                                     10,060,621       9,934,712
--------------------------------------------------------------------------------
Consumer Services -- 2.1%
    186,000     Rollins Inc.                          3,536,655       3,703,260
--------------------------------------------------------------------------------
Diversified Industrial -- 2.9%
     40,000     Ampco-Pittsburgh Corp.                  639,126         452,000
     20,500     Baldor Electric Co.                     432,342         438,085
     36,000     GATX Corp.                            1,090,586       1,443,600
      9,500     Harbor Global Co. Ltd.+                  38,375          78,850
     70,000     Katy Industries Inc.                    963,025         331,800
     45,000     Myers Industries Inc.                   560,874         679,500
     13,000     Roper Industries Inc.                   481,650         542,750
     50,000     Sensient Technologies Corp.             926,350       1,026,000
     75,000     WHX Corp.+                              483,827         144,000
                                                   ------------    ------------
                                                      5,616,155       5,136,585
--------------------------------------------------------------------------------
Electronics -- 0.7%
     58,000     Thomas & Betts Corp.                  1,007,918       1,280,060
--------------------------------------------------------------------------------
Energy and Utilities -- 4.3%
      4,424     Barrett Resources Corp.+                320,961         261,016
    145,000     El Paso Electric Co.+                 1,302,811       2,318,550
      5,000     Florida Public Utilities Co.             79,000          86,800
    100,000     Gulf Canada Resources Ltd.,
                  New York+                             790,750         810,000
    200,000     Gulf Canada Resources Ltd.,
                  Toronto+                            1,584,120       1,618,387
     20,000     HS Resources Inc.+                    1,297,773       1,296,000
     90,000     Kaneb Services Inc.+                    347,625         659,700
     15,000     Progress Energy Inc.                      7,800           7,575
     20,000     Southwest Gas Corp.                     510,389         473,600
                                                   ------------    ------------
                                                      6,241,229       7,531,628
--------------------------------------------------------------------------------

                See accompanying notes to financial statements.


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                                                                        Market
Shares                                                  Cost            Value
--------------------------------------------------------------------------------
Entertainment -- 7.7%
     28,500     Fisher Communications Inc.         $  1,887,863       2,077,365
      2,000     Fox Entertainment Group Inc.,
                  Cl. A+                                 58,920          55,800
     14,000     Gemstar-TV Guide
                  International Inc.+                   570,105         596,400
    260,000     Liberty Media Group, Cl. A+             762,816       4,547,400
     80,000     USA Networks Inc.+                      577,910       2,240,000
     75,000     Viacom Inc., Cl. A+                   1,250,691       3,978,000
     12,000     World Wrestling Federation
                  Entertainment Inc.+                   173,894         165,600
                                                   ------------    ------------
                                                      5,282,199      13,660,565
--------------------------------------------------------------------------------
Environmental Services -- 0.8%
      7,000     Catalytica Energy Systems
                  Inc.+                                 108,825         151,900
     70,000     EnviroSource Inc.+                      172,598          11,900
     40,000     Waste Management Inc.                   681,601       1,232,800
                                                   ------------    ------------
                                                        963,024       1,396,600
--------------------------------------------------------------------------------
Equipment and Supplies -- 9.1%
     50,000     AMETEK Inc.                             937,874       1,527,500
     40,000     Belden Inc.                             758,312       1,070,000
      5,000     CIRCOR International Inc.+               46,500          90,250
     30,000     CLARCOR Inc.                            567,404         805,500
      7,000     CTS Corp.                               158,820         143,500
     18,000     Cuno Inc.+                              349,750         540,000
     17,000     Eastern Co.                             273,162         260,100
    135,500     Fedders Corp.                           820,369         704,600
     80,000     Flowserve Corp.+                      1,400,580       2,460,000
     11,000     Franklin Electric Co.                   361,576         834,900
     36,000     IDEX Corp.                            1,043,395       1,224,000
     50,000     Navistar International Corp.+         1,122,079       1,406,500
     30,000     Sequa Corp., Cl. A+                   1,048,824       1,365,000
     48,000     SPS Technologies Inc.+                2,053,038       2,275,200
     50,000     UCAR International Inc.+                800,533         597,500
     41,000     Watts Industries Inc., Cl. A            574,147         694,950
                                                   ------------    ------------
                                                     12,316,363      15,999,500
--------------------------------------------------------------------------------
Financial Services -- 3.7%
      8,000     Allstate Corp.                          182,900         351,920
      5,000     American Express Co.                    203,750         194,000
     80,000     Argonaut Group Inc.                   2,212,076       1,608,000
     10,000     BKF Capital Group Inc.                  253,335         332,000
     40,000     First Union Corp.                     1,188,972       1,397,600
    140,000     J Net Enterprises Inc.                1,389,807         565,600
     40,000     Midland Co.                             593,828       1,780,000
      5,000     Wachovia Corp.                          342,353         355,750
                                                   ------------    ------------
                                                      6,367,021       6,584,870
--------------------------------------------------------------------------------
Food and Beverage -- 8.1%
     33,000     Brown-Forman Corp., Cl. A             1,738,616       2,163,150
     85,000     Corn Products International
                  Inc.                                2,291,186       2,720,000
     35,000     Diageo plc, ADR                       1,304,058       1,538,250
     25,000     Flowers Foods Inc.+                     562,835         783,750
      3,000     General Mills Inc.                       92,700         131,340
     35,000     Heinz (H.J.) Co.                      1,611,522       1,431,150
     80,000     Kellogg Co.                           2,374,116       2,320,000
      4,000     Kraft Foods Inc., Cl. A+                124,000         124,000
    168,024     PepsiAmericas Inc.                    2,363,957       2,234,719
     20,600     Tootsie Roll Industries Inc.            351,024         793,924
     50,000     Twinlab Corp.+                          319,478         129,000
                                                   ------------    ------------
                                                     13,133,492      14,369,283
--------------------------------------------------------------------------------
Hotels and Gaming -- 3.6%
    130,000     Aztar Corp.+                            907,759       1,573,000
     38,000     Boca Resorts Inc., Cl. A+               425,592         559,740
    108,000     Gaylord Entertainment Co.             2,943,195       3,110,400
    100,000     Hilton Hotels Corp.                   1,094,012       1,160,000
     10,000     Trump Hotels & Casino
                  Resorts Inc.+                          36,750          20,200
                                                   ------------    ------------
                                                      5,407,308       6,423,340
--------------------------------------------------------------------------------
Paper and Forest Products -- 3.1%
    110,000     Pactiv Corp.+                         1,126,045       1,474,000
     50,000     Westvaco Corp.                        1,387,388       1,214,500
     55,000     Willamette Industries Inc.            2,583,195       2,722,500
                                                   ------------    ------------
                                                      5,096,628       5,411,000
--------------------------------------------------------------------------------
Publishing -- 6.8%
     38,000     Harcourt General Inc.                 1,692,833       2,211,220
      9,000     Houghton Mifflin Co.                    522,918         539,370
     26,000     Lee Enterprises Inc.                    640,556         858,000
     25,000     McClatchy Newspapers Inc.,
                  Cl. A                                 721,881         977,500
     85,000     Media General Inc., Cl. A             3,678,464       3,910,000
     10,000     Meredith Corp.                          210,652         358,100
     38,000     Penton Media Inc.                       584,828         665,000
     85,000     PRIMEDIA Inc.+                          922,376         577,150
     20,000     Pulitzer Inc.                           596,916       1,056,000
      8,000     Reader's Digest Association
                  Inc., Cl. B                           191,602         208,000
     88,000     Thomas Nelson Inc.                    1,027,218         618,640
                                                   ------------    ------------
                                                     10,790,244      11,978,980
--------------------------------------------------------------------------------
Real Estate -- 1.1%
     75,000     Catellus Development Corp.+           1,102,588       1,308,750
     37,500     Griffin Land & Nurseries Inc.+          526,963         623,250
                                                   ------------    ------------
                                                      1,629,551       1,932,000
--------------------------------------------------------------------------------

                See accompanying notes to financial statements.


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Gabelli Capital Asset Fund
--------------------------------

Schedule of Investments
June 30, 2001 (Unaudited) (Continued)

                                                                        Market
Shares                                                  Cost            Value
--------------------------------------------------------------------------------
Retail -- 0.7%
      4,000     Aaron Rents Inc.                   $     80,500    $     68,000
     10,000     Aaron Rents Inc., Cl. A                 199,750         156,200
     38,000     Blockbuster Inc., Cl. A                 398,400         693,500
     40,000     Lillian Vernon Corp.                    611,788         282,400
                                                   ------------    ------------
                                                      1,290,438       1,200,100
--------------------------------------------------------------------------------
Satellite -- 0.7%
     58,000     General Motors Corp., Cl. H+          1,760,703       1,174,500
--------------------------------------------------------------------------------
Specialty Chemicals -- 2.0%
     40,000     Ferro Corp.                             795,700         872,400
      1,000     Fuller (H.B.) Co.                        40,396          49,900
     12,000     Great Lakes Chemical Corp.              399,735         370,200
    115,000     Hercules Inc.+                        1,842,866       1,299,500
     33,000     Material Sciences Corp.+                329,044         326,040
     80,000     Omnova Solutions Inc.                   598,322         582,400
                                                   ------------    ------------
                                                      4,006,063       3,500,440
--------------------------------------------------------------------------------
Telecommunications -- 5.3%
     45,000     AT&T Canada Inc., Cl. B+              1,392,068       1,355,850
    110,000     AT&T Corp.                            2,714,997       2,420,000
      5,000     BroadWing Inc.+                         104,505         122,250
     50,000     CenturyTel Inc.                       1,399,587       1,515,000
    135,000     Citizens Communications Co.           1,508,385       1,624,050
     20,000     Deutsche Telekom AG, ADR                426,592         449,000
     70,000     Sprint FON Group                      1,541,758       1,495,200
     25,000     WorldCom Inc. - MCI Group               445,050         402,500
                                                   ------------    ------------
                                                      9,532,942       9,383,850
--------------------------------------------------------------------------------
Wireless Communications -- 6.0%
     15,000     AT&T Wireless Group+                    307,969         245,250
      2,000     Leap Wireless International
                  Inc.+                                  46,000          60,600
     65,000     Nextel Communications Inc.,
                  Cl. A+                              1,425,436       1,137,500
     30,000     Price Communications Corp.+             533,104         605,700
     70,000     Rogers Wireless
                  Communications Inc., Cl. B+           985,708       1,208,900
      8,000     Rural Cellular Corp., Cl. A+            261,245         362,400
     40,000     Sprint PCS Group+                     1,014,256         966,000
     55,000     Telephone & Data Systems Inc.         2,275,065       5,981,250
--------------------------------------------------------------------------------
                                                      6,848,783      10,567,600
--------------------------------------------------------------------------------
                Total Common Stocks                 144,502,544     166,672,905
--------------------------------------------------------------------------------

Principal                                                               Market
Amount                                                  Cost            Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 5.6%
--------------------------------------------------------------------------------
9,882,000       U.S. Treasury Bills,
                3.46% to 3.85%++, due
                07/05/01 to 09/27/01               $  9,822,099       9,821,825
--------------------------------------------------------------------------------
Total U.S. Government
  Obligations                                         9,822,099       9,821,825
--------------------------------------------------------------------------------
Total Investments -- 100.0%                        $154,324,643     176,494,730
--------------------------------------------------------------------------------
Other Assets and Liabilities (Net) -- 0.0%                         $     11,905
                                                                   ------------
Net Assets -- 100.0%                                               $176,506,635
                                                                   ============
For Federal tax purposes:
Aggregate cost                                                     $154,324,643
                                                                   ------------
Gross unrealized appreciation                                      $ 33,959,362
Gross unrealized depreciation                                       (11,789,275)
                                                                   ------------
Net unrealized appreciation                                        $ 22,170,087
                                                                   ------------

+     Non-income producing security.
++    Represents annualized yield at date of purchase.

ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
104

--------------------------------------------------------------------------------

Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

Assets:
  Investments, at value (Cost $154,324,643)                         $176,494,730
  Cash                                                                       350
  Receivable for investments sold                                         48,798
  Dividends receivable                                                   117,124
  Other assets                                                             5,840
                                                                    ------------
  Total Assets                                                       176,666,842
                                                                    ------------

Liabilities
  Payable for investment advisory fees                                   143,597
  Other accrued expenses                                                  16,610
                                                                    ------------
  Total Liabilities                                                      160,207
                                                                    ------------
  Net Assets applicable to 11,158,842 shares
    outstanding                                                     $176,506,635
                                                                    ------------

Net Assets consist of:
  Capital stock, at par value                                       $     11,159
  Additional paid-in capital                                         149,247,405
  Accumulated net investment income                                      279,446
  Accumulated net realized gain on investments                         4,798,538
  Net unrealized appreciation on investments                          22,170,087
                                                                    ------------
  Total Net Assets                                                  $176,506,635
                                                                    ============
Net Asset Value, offering and redemption
  price per share ($176,506,635 / 11,158,842
  shares outstanding; 1,000,000,000 shares
  authorized of $0.001 par value)                                   $      15.82
                                                                    ============

Statement of Operations
For the Six Months Ended
June 30, 2001 (Unaudited)

Investment Income:
  Dividends (net of foreign taxes of $6,497)                        $    958,086
  Interest                                                               183,305
                                                                    ------------
  Total Investment Income                                              1,141,391
                                                                    ------------

Expenses:
  Management fees                                                        809,599
  Legal and audit fees                                                    18,709
  Custodian fees                                                          13,730
  Directors' fees                                                         11,783
  Shareholder services fees                                                5,035
  Miscellaneous expenses                                                   3,089
                                                                    ------------
  Total Expenses                                                         861,945
                                                                    ------------
  Net Investment Income                                                  279,446
                                                                    ------------

Net Realized and Unrealized Gain on
  Investments:
  Net realized gain on investments                                     5,620,319
  Net change in unrealized appreciation
    (depreciation) on investments                                      5,902,084
                                                                    ------------
  Net Realized and Unrealized Gain
    on Investments                                                    11,522,403
                                                                    ------------
  Net Increase in Net Assets Resulting
    from Operations                                                 $ 11,801,849
                                                                    ============

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Statement of Changes in Net Assets

                                                                      Six Months Ended    Year Ended
                                                                        June 30, 2001    December 31,
                                                                         (Unaudited)         2000
                                                                        -------------   -------------
Operations:
  Net investment income                                                 $     279,446   $     300,904
  Net realized gain on investments                                          5,620,319      30,227,730
  Net change in unrealized appreciation (depreciation) on investments       5,902,084     (22,077,316)
                                                                        -------------   -------------
  Net increase in net assets resulting from operations                     11,801,849       8,451,318
                                                                        -------------   -------------
Distributions to shareholders:
  Net investment income                                                            --        (304,781)
  Net realized gain on investments                                                 --     (29,990,344)
  In excess of net realized gain on investments                                    --        (817,904)
                                                                        -------------   -------------
  Total distributions to shareholders                                              --     (31,113,029)
                                                                        -------------   -------------
Capital share transactions:
  Net increase in net assets from capital share transactions                8,835,057       2,445,282
                                                                        -------------   -------------
  Net increase (decrease) in net assets                                    20,636,906     (20,216,429)
Net Assets:
  Beginning of period                                                     155,869,729     176,086,158
                                                                        -------------   -------------
  End of period                                                         $ 176,506,635   $ 155,869,729
                                                                        =============   =============

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
106

--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2001 (Unaudited)

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), is the sole series of Gabelli Capital Series Funds, Inc. (the "Company"), which was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC").

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt instruments for which market quotations are readily available are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Notes to Financial Statements
June 30, 2001 (Unaudited) (Continued)

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and proceeds from the sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $47,412,908 and $26,610,706, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the six months ended June 30, 2001, the Fund paid brokerage commissions of $118,826 to Gabelli & Company, Inc. and its affiliates.

-----------------
6. Line of Credit
-----------------

      The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 2001.

-----------------------------
7. Capital Stock Transactions
-----------------------------

      Transactions in shares of capital stock were as follows:

                                   Six Months Ended                    Year Ended
                                     June 30, 2001                  December 31, 2000
                                   -----------------                -----------------
                                 Shares         Amount         Shares          Amount
                                 ------         ------         ------          ------
Shares sold                    1,357,584    $ 20,828,353        931,710     $ 16,696,053
Shares issued upon
  reinvestment of dividends           --              --      2,153,151       31,113,029
Shares redeemed                 (796,798)    (11,993,296)    (2,558,983)     (45,363,800)
                               ---------    ------------     ----------     ------------
  Net increase/(decrease)        560,686    $  8,835,057        525,878     $  2,445,282
                               ---------    ------------     ----------     ------------

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
108

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                  Six Months Ended                       Year Ended December 31,
                                                    June 30, 2001    --------------------------------------------------------------
                                                     (Unaudited)         2000          1999        1998         1997           1996
                                                                     --------------------------------------------------------------
Operating performance:
  Net asset value, beginning of period ............   $  14.71       $  17.48      $  16.20    $  15.31     $  11.55       $  10.70
                                                      --------       --------      --------    --------     --------       --------
  Net investment income ...........................       0.03           0.04          0.02        0.03         0.02           0.02
  Net realized and unrealized gain on investments .       1.08           0.87          3.15        1.74         4.88           1.16
                                                      --------       --------      --------    --------     --------       --------
  Total from investment operations ................       1.11           0.91          3.17        1.77         4.90           1.18
                                                      --------       --------      --------    --------     --------       --------
Distributions to Shareholders:
  Net investment income ...........................         --          (0.04)        (0.02)      (0.03)       (0.02)         (0.02)
  In excess of net investment income ..............         --          (0.00)(a)        --          --           --             --
  Net realized gain on investments ................         --          (3.54)        (1.87)      (0.78)       (1.12)         (0.31)
  In excess of net realized gain on investments ...         --          (0.10)           --       (0.07)       (0.00)(a)         --
  Total distributions .............................         --          (3.68)        (1.89)      (0.88)       (1.14)         (0.33)
                                                      ========       ========      ========    ========     ========       ========
  Net asset value, end of period ..................   $  15.82       $  14.71      $  17.48    $  16.20     $  15.31       $  11.55
                                                      ========       ========      ========    ========     ========       ========

  Total return + ..................................        7.5%           5.6%         19.5%       11.7%        42.6%          11.0%
                                                      ========       ========      ========    ========     ========       ========

Ratios to average net assets and supplemental data:
  Net assets, end of year (000's) .................   $176,507       $155,870      $176,086    $155,361     $105,350       $ 51,462
  Ratio of net investment income to average
   net assets .....................................       0.34%(c)       0.18%         0.13%       0.19%        0.17%          0.21%
  Ratio of operating expenses to average
   net assets (b) .................................       1.06%(c)       1.09%         1.08%       1.12%        1.17%          1.31%
  Portfolio turnover rate .........................         28%            64%           54%         43%          65%            53%

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.08%.
(c)   Annualized.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                             109